Financial assets and financial liabilities	6 Months Ended
Jun. 30, 2022
Financial assets and financial liabilities
Financial assets and financial liabilities

Financial assets and financial liabilities

Set out below is an overview of financial assets and liabilities, other than cash and cash equivalents, held by the Group as of June 30, 2022 and December 31, 2021:

(in €)	As of June 30, 2022 (unaudited)	As of December 31, 2021

Financial assets at amortized cost
Non-current financial assets	237,412	27,206,990
Financial assets from government grants	8,260,503	-
Other current financial assets	76,804,249	57,162,266
Financial liabilities at amortized cost
Liabilities from government grants	2,145,135	8,300,000
Trade and other payables	7,912,503	16,874,244
Interest bearing loans and borrowings	2,145,135	-
Non-current lease liabilities	1,170,237	1,066,354
Current lease liabilities	370,153	366,171

As of June 30, 2022, financial assets from government grants amount to €8.3 million. Thereof €1.6 million are claims for which a request for payment has already been submitted. €6.7 million of the financial assets are claims for eligible costs incurred as of Q2 2022, but for which we expect a request for payment to be submitted in future periods (also see Note 2).

As of June 30, 2022, the fair value of current and non-current financial assets (primarily quoted debt securities) amounted to €84.3 million (Level 1). The Group’s debt instruments at amortized cost consist solely of quoted securities that are graded highly by credit rating agencies such as S&P Global and, therefore, are considered low credit risk investments.

Liabilities from government grants partly comprise funds received for advance payments to third parties. If goods or services from such third parties have not been received, corresponding amounts are not recognized as other income. Our right to retain these funds is contingent on meeting all grant conditions.